UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): February 3, 2011
EQUITY RESIDENTIAL
(Exact name of registrant as specified in its charter)

Maryland	1-12252	13-3675988
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)
ERP OPERATING LIMITED PARTNERSHIP
(Exact name of registrant as specified in its charter)

Illinois	0-24920	36-3894853
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation or organization		Identification Number)

Two North Riverside Plaza	60606
Suite 400, Chicago, Illinois	(Zip Code)
(Address of principal executive offices)
Registrant’s telephone number, including area code: (312) 474-1300
Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     On February 3, 2011, Equity Residential (the “Company”) and its operating partnership, ERP Operating Limited Partnership (the “Operating Partnership”), entered into four separate sales agency financing agreements (individually, a “Sales Agreement” and together, the “Sales Agreements”) with each of Merrill Lynch, Pierce, Fenner & Smith Incorporated, BNY Mellon Capital Markets, LLC, J.P. Morgan Securities LLC and Morgan Stanley & Co. Incorporated as sales agents (individually, a “Sales Agent” and together, the “Sales Agents”), with respect to the issuance and sale of up to 10,000,000 common shares of beneficial interest, par value $0.01 per share, of the Company (the “Shares”) from time to time during a three-year period in “at the market” offerings or certain other transactions (the “Offering”). The Sales Agreements provide that each Sales Agent will be entitled to compensation not to exceed 2.0% of the gross sales price per share for any of the Shares sold under the relevant Sales Agreement.
     The Sales Agreements entered into with Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC, and Morgan Stanley & Co. Incorporated amend, restate and supersede the sales agency financing agreements that the Company and the Operating Partnership entered into with such Sales Agents on September 28, 2009. The 10,000,000 shares that may be sold in the Offering include 4,312,522 Shares that remain unsold under such prior sales agency financing agreements.
     The Shares will be issued pursuant to the prospectus supplement filed February 3, 2011 and the Company’s automatic shelf registration statement on Form S-3 (File No. 333-156156) filed on December 16, 2008 with the Securities and Exchange Commission. This Current Report shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.
     The Sales Agreements are filed as Exhibits 1.1, 1.2, 1.3 and 1.4 to this Current Report. The description of the Sales Agreements does not purport to be complete and is qualified in its entirety by reference to the Sales Agreements filed herewith as exhibits to the Current Report.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit
Number	Description

1.1	Amended and Restated Sales Agency Financing Agreement, dated February 3, 2011, among the Company, the Operating Partnership and Merrill Lynch, Pierce, Fenner & Smith Incorporated

1.2	Sales Agency Financing Agreement, dated February 3, 2011, among the Company, the Operating Partnership and BNY Mellon Capital Markets, LLC

1.3	Amended and Restated Sales Agency Financing Agreement, dated February 3, 2011, among the Company, the Operating Partnership and J.P. Morgan Securities LLC

Exhibit
Number	Description

1.4	Amended and Restated Sales Agency Financing Agreement, dated February 3, 2011, among the Company, the Operating Partnership and Morgan Stanley & Co. Incorporated

5.1	Opinion of DLA Piper LLP (US)

8.1	Opinion of DLA Piper LLP (US) regarding certain tax matters

23.1	Consent of DLA Piper LLP (US) (included in Exhibits 5.1 and 8.1)

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITY RESIDENTIAL

Date: February 3, 2011	By: Name:	/s/ Bruce C. Strohm Bruce C. Strohm
	Its:	Executive Vice President and General Counsel

ERP OPERATING LIMITED PARTNERSHIP

	By:	Equity Residential, its general partner

Date: February 3, 2011	By: Name:	/s/ Bruce C. Strohm Bruce C. Strohm
	Its:	Executive Vice President and General Counsel